Exhibit 1.01

CONFLICT MINERALS REPORT OF

NEURONETICS, INC.

FOR THE REPORTING PERIOD FROM

JANUARY 1 TO DECEMBER 31, 2024

I. Introduction

This is the Conflict Minerals1 Report of Neuronetics, Inc. (“we,” “our,” “Neuronetics,” or the “Company”) prepared for calendar year 2024 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “Act”). Numerous terms in this Report are defined in Rule 13p-1 of the Act and SEC Release No. 34-67716 (August 22, 2012) under the Act (the “Adopting Release”). The reader is referred to these sources for the definitions of defined terms contained herein.

In accordance with Rule 13p-1, we undertook efforts to determine the presence and source of the conflict minerals within our products. The Company designed its efforts in conformity with the internationally recognized due diligence framework set forth in the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas2 (“OECD Due Diligence Guidance”) and related Supplements.

The statements below are based on the activities performed to date in good faith by the Company and are based on the infrastructure and information available at the time of this filing. Factors that could affect the accuracy of these statements include, but are not limited to, incomplete supplier data or available smelter data, errors or omissions by suppliers or smelters, evolving identification of smelters, incomplete information from industry or other third-party sources, continuing guidance regarding the SEC final rules, and other issues.

II. Overview

Company Profile

We are a vertically integrated, commercial stage, medical technology and healthcare company with a strategic vision of transforming the lives of patients whenever and wherever they need help, with the leading neurohealth therapies in the world. We believe that mental health is as important as physical health. As a global leader in neuroscience, Neuronetics is delivering more treatment options to patients and physicians by offering exceptional in-office treatments that produce extraordinary results. NeuroStar Advanced Therapy (“NeuroStar Therapy”) is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication has not helped. In addition to selling the NeuroStar Advanced Therapy System (the “NeuroStar System”) and associated treatment sessions to customers, Neuronetics operates Greenbrook TMS Inc. (“Greenbrook”) treatment centers across the United States, offering NeuroStar Therapy, Spravato®, and other treatment modalities for the treatment of major depressive disorder (“MDD”) and other mental health disorders.

NeuroStar Therapy is indicated for the treatment of depressive episodes and for decreasing anxiety symptoms for those who may exhibit comorbid anxiety symptoms in adult patients suffering from MDD and who failed to achieve satisfactory improvement from previous antidepressant medication treatment in the current episode. It is also cleared by the U.S. Food and Drug Administration as an adjunct for adults with obsessive-compulsive disorder and for adolescent patients aged 15 to 21 with MDD. Neuronetics is committed to transforming lives by offering an exceptional treatment that produces extraordinary results.

[1]

The term “conflict mineral” is defined in Section 1502(e)(4) of the Dodd-Frank Wall Street Reform and Consumer Protection Act as (A) columbite-tantalite, also known as coltan (the metal ore from which tantalum is extracted); cassiterite (the metal ore from which tin is extracted); gold; wolframite (the metal ore from which tungsten is extracted); or their derivatives; or (B) any other mineral or its derivatives determined by the Secretary of State to be financing conflict in the Democratic Republic of the Congo (“DRC”) or an adjoining country.

[2]

OECD (2016), OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, OECD Publishing, Paris. http://dx.doi.org/10.1787/9789264252479-en.

1

We are subject to this rule as we have determined that, during 2024, conflict minerals were likely necessary to the functionality or production of products we manufactured or contracted to manufacture. The Company, as a purchaser of component parts, is many steps removed from the mining of conflict minerals. We do not purchase raw ore or unrefined conflict minerals and we conduct no purchasing activities directly in the DRC or adjoining countries.

Conflict Minerals Policy

The Company developed a policy statement to support the goals expressed by Congress in enacting Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The policy highlights the Company’s commitment to complying with the reporting and due diligence obligations required by the SEC rule and the Company’s expectations from its suppliers. In addition, the policy includes language encouraging suppliers to source responsibly. The policy resides on our corporate website at http://ir.neuronetics.com/corporate-governance/highlights.

Reasonable Country of Origin Inquiry Information

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) to determine whether the necessary conflict minerals originated in the DRC or an adjoining country or came from recycled or scrap sources.

The Company’s RCOI process included reviewing the products manufactured or contracted to be manufactured during the Reporting Period to identify products that should be deemed in-scope as described by the Adopting Release and conducting an inquiry of our direct suppliers of the in-scope products using the Responsible Minerals Initiative’s (“RMI”) Conflict Minerals Reporting Template (“CMRT”). Based on the results of our RCOI which indicated sourcing from the DRC or an adjoining country, we exercised due diligence on the source and chain of custody of the conflict minerals in accordance with the OECD Due Diligence Guidance. Our due diligence efforts are discussed further in this Conflict Minerals Report.

2

Due Diligence Program Design

The Company designed its conflict minerals program to conform, in all material respects, with the five-step framework of the OECD Due Diligence Guidance, the Supplement on Tin, Tantalum, and Tungsten, and the Supplement on Gold, specifically as they relate to our position in the minerals supply chain as a “downstream” company:

Step 1: Establish strong company management systems

Step 2: Identify and assess risks in the supply chain

Step 3: Design and implement a strategy to respond to identified risks

Step 4: Carry out independent third-party audit of smelter/refiner’s due diligence practices

Step 5: Report annually on supply chain due diligence

III. Due Diligence Measures Performed by The Company

The following describes the measures taken or being taken to reasonably determine the country of origin and to exercise due diligence in the mineral supply chain in conformance with the OECD Due Diligence Guidance.

Step 1: Establish strong company management systems

a.

Conflict minerals team – The Company is establishing a conflict minerals team that includes individuals from the relevant business units and departments. The team will be structured to include the involvement from those in upper management roles, to ensure that critical information, including the Company’s conflict minerals policy, reach relevant employees and suppliers.

b.	Conflict minerals policy – The Company adopted and published a policy establishing expectations for our suppliers.

c.

Supplier engagement – The Company communicated its conflict minerals policy and provided educational materials to our in-scope suppliers. Suppliers were informed when the request for information was initiated on the conflict minerals disclosure requirements as well as recommendations for developing, implementing, and documenting a conflict minerals compliance program.

d.	Records management – The Company will maintain records relating to our conflict minerals program in accordance with the recommended record retention guidelines of five years.

3

Step 2: Identify and assess risks in the supply chain

We performed the following steps as part of our risk assessment process:

a.

Identified products in scope – We conducted a detailed review of the products contracted to be manufactured during the Reporting Period to identify products that should be deemed in-scope as described by the Adopting Release.

b.

Conducted RCOI – The Company utilized the industry-developed CMRT to query our suppliers for conflict minerals information. We requested this information from the Tier 1 suppliers who provide materials and components for the products deemed in-scope by our conflict minerals team. We evaluated the responses from the templates submitted by our suppliers to determine our reporting obligation based on this RCOI.

c.

Completed additional follow-up – The Company contacted our contract manufacturers, which contacted their direct suppliers and followed up with due diligence. Our contract manufacturers continue to clarify and validate the accuracy of information provided by their suppliers.

d.

Identified smelters or refiners (“SORs”) – The Company compiled a list of SORs in our supply chain using our suppliers’ responses in their company CMRT. The Company reconciled this list to the list of smelter facilities designated by the RMI’s Responsible Minerals Assurance Process (“RMAP”). The RMAP completes independent, third-party audits of smelters and refiners to determine which can be validated as having systems in place that ensure the minerals are responsible sourced according to the OECD Due Diligence Guidance. The Company works with a third-party expert in the area of Conflict Minerals to reconcile suppliers’ smelters lists to the list of RMI SORs. We have provided the list of SORs in our supply chain in this report within section IV – Product Description; Processing Facilities. We also have provided the country-of-origin details for the smelters in use by our suppliers in Appendix 1.

Step 3: Design and implement a strategy to respond to identified risks

We performed the following steps as part of our risk management plan:

a.

Reporting results to senior management – The Conflict Minerals team reports to the results of our RCOI to upper management which included the team’s plan to respond to risks identified in the due diligence processes.

b.	Identified SORs – As part of the risk mitigation process, the Company reconciled the list of SORs collected from suppliers to the list of smelter facilities validated by the RMI.

Step 4: Carry out independent third-party audit of smelter/refiner’s due diligence practices

The Company is using information provided by independent third-party audit programs, including the RMI, London Bullion Market Association (LBMA), and Responsible Jewelry Council (RJC), to confirm the existence and verify the OECD-conformance status of SORs identified during our due diligence.

Step 5: Report annually on supply chain due diligence

Accordingly, this Conflict Minerals Report has been filed with the SEC and is available on our website at

http://ir.neuronetics.com/corporate-governance/highlights.

4

IV. Product Description; Processing Facilities

Product Description – Our business is managed and reported on a product basis as follows:

Our current products include our NeuroStar Advanced Therapy System used to treat psychiatric disorders. All of our revenues are currently derived from sales of our NeuroStar Advanced Therapy System, accessories, components and related services in the United States and select international markets. Each of our current products is, and our future products will be, designed to address significant unmet clinical needs in the treatment of mental health.

Processing Facilities – Based on our due diligence process and the information received from our suppliers, the following facilities were identified by the Company’s suppliers as the smelters and refiners of the tin, tantalum, tungsten and/or gold present in and necessary to the functionality of products manufactured by the Company in the calendar year ended December 31, 2024. The information from our suppliers is still evolving and may contain company-level declarations. As such, this smelter list is presented in good faith as the best information we have to date. This list may contain smelters that are not in our supply chain and/or there may be other smelters not yet identified in our due diligence process. We will continue to update the list as our information and the relevant third-party data from RMI, LBMA, and RJC improves.

Metal	Smelter Look-up (*)	Smelter Facility Location: Country	Smelter ID
Gold	L’Orfebre S.A.	ANDORRA	CID002762
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920
Gold	AGR (Perth Mint Australia)	AUSTRALIA	CID002030
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	Metallurgie Hoboken Overpelt	BELGIUM	CID001980
Gold	AngloGold Ashanti Brazil	BRAZIL	CID000058
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010
Gold	Marsam Metals	BRAZIL	CID002606
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	CCR	CANADA	CID000185
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA	CID001947
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA	CID000197
Gold	China Henan Zhongyuan Gold Smelter	CHINA	CID002224
Gold	China’s Shandong Gold Mining Co., Ltd	CHINA	CID001916
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Dongwu Gold Group	CHINA	CID003663
Gold	Fujian Zijin mining stock company gold smelter	CHINA	CID002243

Gold	Great Wall Precious Metals Co,. LTD.	CHINA	CID001909
Gold	Guangdong Gaoyao Co	CHINA	CID002312
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	JCC	CHINA	CID000855
Gold	LinBao Gold Mining	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	SAAMP	FRANCE	CID002761
Gold	WEEEREFINING	FRANCE	CID003615
Gold	Agosi AG	GERMANY	CID000035
Gold	Aurubis AG	GERMANY	CID000113
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	DEGUSSA	GERMANY	CID002867
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	BALORE REFINERSGA	INDIA	CID002863

Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	JALAN & Company	INDIA	CID002893
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	MD Overseas	INDIA	CID003548
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Sai Refinery	INDIA	CID002853
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Gold	Sovereign Metals	INDIA	CID003383
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	CID004491
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	8853 S.p.A.	ITALY	CID002763
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Italpreziosi	ITALY	CID002765
Gold	Safimet S.p.A	ITALY	CID002973
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	AKITA Seiren	JAPAN	CID000401
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Chugai Mining	JAPAN	CID000264
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Japan Mint	JAPAN	CID000823
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kochi daiicihi Yamaminami plant	JAPAN	CID002100
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	MEM(Sumitomo Group)	JAPAN	CID001798
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN	CID001193
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325

Gold	Shonan Plant Tanaka Kikinzoku	JAPAN	CID001875
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Samdok Metal	KOREA, REPUBLIC OF	CID001555
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Caridad	MEXICO	CID000180
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Remondis Argentia B.V.	NETHERLANDS	CID002582
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Chala One Plant	PERU	CID004704
Gold	EMC Green Group S.A.	PERU	CID004705
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	CID005014
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	KGHM Polska Miedz S.A.	POLAND	CID002511
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760
Gold	Ekaterinburg	RUSSIAN FEDERATION	CID000927
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION	CID001204
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	Shyolkovsky	RUSSIAN FEDERATION	CID001756
Gold	Gasabo Gold Refinery Ltd	RWANDA	CID005006
Gold	L’azurde Company For Jewelry	SAUDI ARABIA	CID001032

Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	CID004604
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714
Gold	Impala Rustenburg	SOUTH AFRICA	CID004610
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Boliden Ronnskar	SWEDEN	CID000157
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Metalor Switzerland	SWITZERLAND	CID001153
Gold	MKS PAMP SA	SWITZERLAND	CID001352
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	ATAkulche	TURKEY	CID000103
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES	CID002560
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sam Precious Metals	UNITED ARAB EMIRATES	CID003666
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708

Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Tantalum	AMG Brasil	BRAZIL	CID001076
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	Resind Ind e Com Ltda.	BRAZIL	CID002707
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	F & X	CHINA	CID000460
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	Ningxia Non-Ferrous Metal Smeltery	CHINA	CID001277
Tantalum	RFH	CHINA	CID001522
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508

Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CHINA	CID004813
Tantalum	5D Production OU	ESTONIA	CID003926
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	CID002545
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	CID001163
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	ULBA	KAZAKHSTAN	CID001969
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	Solikamsk	RUSSIAN FEDERATION	CID001769
Tantalum	PowerX Ltd.	RWANDA	CID004054
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754
Tin	Aurubis Beerse	BELGIUM	CID002773
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	OMSA	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	Fabrica Auricchio	BRAZIL	CID003582
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Resind Ind e Com Ltda.	BRAZIL	CID002706
Tin	Super Ligas	BRAZIL	CID002756
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Chengfeng Metals Co Pte Ltd	CHINA	CID002158
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA	CID000228

Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	China Tin (Hechi)	CHINA	CID001070
Tin	China Yunnan Tin Co Ltd.	CHINA	CID002180
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Gejiu Zi-Li	CHINA	CID000555
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Jiangxi Nanshan	CHINA	CID001231
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796
Tin	Ma’anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	CID000377
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692
Tin	Brand IMLI	INDONESIA	CID001428
Tin	Brand RBT	INDONESIA	CID001460
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV Nurjanah	INDONESIA	CID000309
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV Tiga Sekawan	INDONESIA	CID002593
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA	CID001482
Tin	Kundur Smelter	INDONESIA	CID001477
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696

Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	PT Mitra Graha Raya	INDONESIA	CID004685
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA	CID002816
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Arsed Indonesia	INDONESIA	CID005067
Tin	Dowa	JAPAN	CID000402
Tin	Ikuno Tin Smelter	JAPAN	CID001191
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403
Tin	Hulterworth Smelter	MALAYSIA	CID001105
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	DS Myanmar	MYANMAR	CID003831
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Funsur Smelter	PERU	CID001182
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Fenix Metals	POLAND	CID000468
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	Aurubis Berango	SPAIN	CID002774
Tin	CRM Synergies	SPAIN	CID003524
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Thai Solder Industry Corp., Ltd.	THAILAND	CID001898
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724
Tin	Alent plc	UNITED STATES OF AMERICA	CID000292
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325

Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	CID005189
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Mining and processing tin-tungsten ore Giang Son - VQB Co., Ltd.	VIET NAM	CID002015
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tungsten	WBH	AUSTRIA	CID002044
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	CID000218
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	China Molybdenum Co., Ltd.	CHINA	CID002641
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	Fujian Xinlu Tungsten	CHINA	CID003609
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	GEM Co., Ltd.	CHINA	CID003417
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA	CID000769
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430
Tungsten	Xiamen H.C.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662
Tungsten	S.P.T. spol.s r.o.	CZECHIA	CID005068

Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	CID005248
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO., LTD	LAO PEOPLE’S DEMOCRATIC REPUBLIC	CID005017
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	JSC “Kirovgrad Hard Alloys Plant”	RUSSIAN FEDERATION	CID003408
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID005012
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA	CID000105
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Kenee Mining Corporation Vietnam	VIET NAM	CID004619
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993

V. Future Due Diligence

We will continue to communicate our expectations and information requirements to our direct suppliers. Over time, we anticipate that the amount of information available globally on the traceability and sourcing of these ores will increase and improve our knowledge. We will continue to make inquiries to our direct suppliers and undertake additional risk assessments when potentially relevant changes in facts or circumstances are identified. If we become aware of a supplier whose due diligence needs improvement, we may continue the trade relationship while that supplier improves its compliance program. We expect our suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

In addition to those above, the Company will undertake the following steps during the next compliance period:

•	Review the conflict minerals policy statement and update if necessary.

•	Continue to collect responses from suppliers using the most recent revision of the CMRT.

•	Engage with suppliers that did not provide a response in 2024 or provided incomplete responses to enhance our data collection for 2025.

•	Monitor and track performance of risk mitigation efforts.

•	Compare and validate RCOI results to information collected via independent third-party audit programs, such as the RMI, and through our Company’s own coordinated outreach to smelters.

•	Encourage responsible sourcing from the DRC and adjoining countries.

APPENDIX I – Countries of Origin

The information provided in this Appendix is based on the information collected from the Company’s suppliers.

Andorra

Australia

Austria

Belgium

Bolivia (Plurinational State Of)

Brazil

Canada

Chile

China

Colombia

Congo, Democratic Republic Of The

Czechia

Estonia

France

Germany

Ghana

India

Indonesia

Italy

Japan

Kazakhstan

Korea, Republic Of

Kyrgyzstan

Lao People’s Democratic Republic

Lithuania

Malaysia

Mexico

Myanmar

Netherlands

New Zealand

Norway

Peru

Philippines

Poland

Portugal

Russian Federation

Rwanda

Saudi Arabia

Singapore

South Africa

Spain

Sudan

Sweden

Switzerland

Taiwan, Province Of China

Tanzania, United Republic Of

Thailand

Turkey

Uganda

United Arab Emirates

United States of America

Uzbekistan

Viet Nam

Zimbabwe